Exhibit 99.1

          The Cheesecake Factory Opens in Cincinnati, Ohio;
           Management to Present at Bear Stearns Conference

    CALABASAS HILLS, Calif.--(BUSINESS WIRE)--Feb. 17, 2004--The Cheesecake Factory Incorporated (Nasdaq:CAKE) announces the opening of its 75th Cheesecake Factory(R) restaurant in Cincinnati, Ohio, on February 16, 2004. The distinctively designed restaurant, located at Kenwood Towne Centre, contains approximately 12,300 interior square feet and 355 seats.
    "We are very pleased to open our third Cheesecake Factory restaurant in Ohio," said David Overton. "Opening night sales in Cincinnati were very strong and nearly set a new record for our Company."
    Management of The Cheesecake Factory will be presenting at the Bear Stearns 10th Annual Retail, Restaurants & Apparel Conference in New York on Tuesday, February 24, 2004, at 10:30 a.m. Eastern Time. Investors can listen to the presentation live through the Internet by selecting the "Audio Webcasts" option under the "Investor" section of the Company's website located at http://www.thecheesecakefactory.com. An archived webcast will also be available for thirty days following the presentation.
    The Cheesecake Factory Incorporated operates 75 upscale, casual dining restaurants under The Cheesecake Factory(R) name that offer an extensive menu of more than 200 items with an average check of approximately $16.00. The Company also operates a bakery production facility that produces over 50 varieties of quality cheesecakes and other baked products for the Company's restaurants and for other leading foodservice operators, retailers and distributors. Additionally, the Company operates three upscale casual dining restaurants under the Grand Lux Cafe(R) name in Los Angeles, Chicago and Las Vegas; one self-service, limited menu "express" foodservice operation under The Cheesecake Factory Express(R) mark inside the DisneyQuest(R) family entertainment center in Orlando, Florida; and licenses three bakery cafe outlets to another foodservice operator under The Cheesecake Factory Bakery Cafe(R) name.

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. In particular, forward-looking statements regarding the Company's restaurant sales trends are subject to risks and uncertainties due to national and regional economic and public safety conditions that impact consumer confidence and spending, as well as weather and other factors outside of the Company's control. Forward-looking statements regarding the number and timing of the Company's planned new restaurant openings, and the amount and timing of their associated preopening costs, are subject to risks and uncertainties due to factors outside of the Company's control, including factors that are under the control of government agencies, landlords and others. Forward-looking statements regarding bakery sales are subject to a number of risks and uncertainties, including (but not limited to) unforeseen change in the purchasing plans of the Company's large-account bakery customers and inherent difficulties in predicting the timing of product orders and shipments. Forward-looking statements speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements contained in the Company's filings with the Securities and Exchange Commission.

    CONTACT: The Cheesecake Factory Incorporated, Calabasas Hills
             Jane Vallaire, 818-871-3000